Exhibit 10.01

STATE OF GEORGIA,
COUNTY OF GLYNN.

                                 PROMISSORY NOTE

$275,000.00                                                      October 1, 2001

         FOR THE VALUE RECEIVED, THE FLOORING ZONE, INC., promises to pay to the order of MICHAEL J. CARROLL and DANA S. CARROLL, the principal sum of TWO HUNDRED SEVENTY-FIVE THOUSAND and NO/100ths ($275,000.00), in legal tender of the United States, with interest thereon from date at the rate of ten (10%) per centum per annum, on the unpaid balance until paid. Principal shall be payable at 408 Brewster Land, St. Simons Island, Georgia 31522, or other such place as the holder may designate in writing and shall be payable as follows:

         One Promissory Note of even date in the principal amount of Two Hundred Seventy-Five Thousand and 00/100ths Dollars ($275,000.00) bearing interest at the rate of 10% per annum on the unpaid balance from time to time and being payable in eighty-four (84) consecutive monthly installments of Four Thousand Five Hundred Sixty-Five and 33/100ths ($4,565.33) Dollars each commencing on the 1st day of November, 2001, and subsequent installments of the same day of each month thereafter until paid in full.

         It is expressly agreed that any installments more than fifteen days late shall incur a charge of five (5%) percent of the payment.

         It is expressly agreed that additional payments or payment in full may be made at any time without penalty, and interest at the aforesaid rate will by charged and computed on the unpaid balance of principal to the date of such payment.

         Should any installment not be paid when due or should the maker or makers hereof fail to comply with any of the terms or requirements, the entire unpaid principal sum evidence by this note, with all accrued interest, shall at the option of the holder, and without notice to the undersigned, become due and may be collected forthwith, time being of the essence of this contract. It is further agreed that failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of such right of acceleration or stop the holder from exercising such right.

         Should this note or any part of the indebtedness evidenced hereby by collected by law or through as attorney at law, the holder shall be entitled to collect attorney's fees in the amount equal to fifteen (15%0 percent of the principal and interest and all costs of collections.

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         WITNESS our hand and seal,

                                                 THE FLOORING ZONE, INC.

                                                 BY: ____________________ (L.S.)
                                                     Jimmy Lee
                                                     Its: ______________________


                                                 ATTEST: ________________ (L.S.)

                                                     Its: ______________________

STATE OF GEORGIA,
COUNTY OF GLYNN.

                                    GUARANTY

TO: Micheal J. Carroll and Dana S. Carroll

         YOU HAVE this date made a loan to THE FLOORING ZONE, INC., a corporation organized and existing under the laws of the State of Georgia, and authorized to do business in Glynn County, Georgia. (hereinafter referred to a "BORROWER") in the amount of $275,000.00, evidence by a note and security agreements, and I as primary obligor, do unconditionally guarantee to you that Borrower will fully and promptly and faithfully perform, pay and discharge all its obligations to you, irrespective of any invalidity therein or unenforceability thereof, and agree without your having to proceed against the said Borrower, liquidate any security therefore given to or held by you as security for said obligation or undertaking of said Borrower under and by virtue of said of said note, security agreements or other obligations, together with all losses, costs, attorney's fees or expenses which may be suffered by you by reason of the default in the said note, security agreements or other obligations of Borrower.

         I hereby waive notice of acceptance hereof, notice of my default, non-payment, partial payment, presentment, demand, protest and of any sale, surrender, compromise, release, renewal, extension, indulgence, alteration, exchange or modification of any obligation or undertaking of Borrower or of collateral given, or pledge to secure the obligations and homestead laws and any other notices or demands to which the undersigned might be otherwise entitled or which might be required, otherwise, by law, without impairing the liability of the undersigned, you may amend, modify, alter, exchange, renew or extend said note, other obligation or undertaking of Borrower or accept partial payment thereon and grant one or more extensions, in whole or in part, receive additional security for payment hereof, surrender, release or substitute any security held by you without affecting or impairing the obligations of the undersigned.

         THIS GUARANTY shall bind my heirs, administrators, personal representatives, successors and assigns and shall inure to your successors and assigns. All of your rights are cumulative and not alternative.

         WITNESS my hand and seal, this 1st day of October, 2001.


                                                   ______________________ (l.S.)
                                                  JIMMY LEE

Signed, sealed and delivered
In the presence of :

_________________________
(unofficial witness)

__________________________
Notary Public, Glynn County,
State of Georgia.

            (Notary Seal)
My Commission Expires: _____